UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                  March 5, 2003
                Date of Report (Date of earliest event reported)

                            AMERADA HESS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                                                13-4921002
      Delaware                         1-1204                  (IRS Employer
(State of Incorporation)       (Commission File Number)      Identification No.)


                           1185 Avenue of the Americas
                            New York, New York 10036
                     (Address of Principal Executive Office)


                                 (212) 997-8500
                         (Registrant's Telephone Number,
                              Including Area Code)


                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)

Item 5.   OTHER EVENTS

     Messrs. Peter S. Hadley, Roger B. Oresman and Robert F. Wright retired from membership on the Board of Directors of Amerada Hess Corporation effective as of March 5, 2003.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AMERADA HESS CORPORATION


DATE:  March 5, 2003                         By:  \s\ J. Barclay Collins
                                                ------------------------------
                                                Name:   J. Barclay Collins II
                                                Title:  Executive Vice President
                                                        and General Counsel